INVESTORS PRESENTATION

March 2025

Algorhythm Holdings

Nasdaq: RIME

singing machine®

SemiCab

FORWARD LOOKING STATEMENTS

All statements, other than statements of historical fact, included in this presentation and management's explanation and discussion of this presentation, regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects and plans and objectives of management, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words "anticipates," "believes," "estimates," "expects," "intends," "may," "plans," "projects," "will," "would," and similar expressions, including graphical information, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We have based these forward-looking statements on our current expectations and projections about future events. Although we believe that the expectations underlying our forward-looking statements are reasonable, these expectations may prove to be incorrect, and all of these statements are subject to risks and uncertainties. Therefore, you should not place undue reliance on our forward-looking statements. We have included important risks and uncertainties in the cautionary statements about our business in our filings with the Securities and Exchange Commission (the "SEC"), particularly the section titled "Risk Factors" in our Transition Report on Form 10-KT for the transition period ended December 31, 2023, filed with the SEC on April 15, 2024, and subsequent filings. We believe these risks and uncertainties could cause actual results or events to differ materially from the forward-looking statements that we make. Should one or more of these risks and uncertainties materialize, or should underlying assumptions, projections or expectations prove incorrect, actual results, performance or financial condition may vary materially and adversely from those anticipated, estimated or expected. In the light of these risks and uncertainties, the forward-looking events and circumstances discussed in this presentation may not occur, and actual results could differ materially from those anticipated or implied in the forward-looking statements. Any forward-looking statement made by us is based only on information currently available to us and speaks only as of the date on which it is made. The Company does not undertake any obligation to update its forward-looking statements.



GARY ATKINSON

CEO

Algorhythm Holdings

SemiCab

Transforming Transportation

Dynamic Network Orchestration for Retailers & Brands

August 2024

PREFERRED CARRIER 44 2024 SILVER MEMBER

Gartner COOL VENDOR 2020

Food Logistics 2021 TOP GREEN PROVIDERS

FAST COMPANY WORLD CHANGING IDEAS 2021

SemiCab

Truckload Transportation is Broken

Outdated

Inefficient

Fragmented

What if Companies Could

Reduce Transportation Spend by 10%,

Cut Empty Miles by 70%,

Improve On-Time Delivery by 35%?

AI Powered

Optimized

Dynamic

SemiCab

GLOBAL TRUCKING IS MASSIVE & MASSIVELY INEFFICIENT

Largest Segment In $10.4 Trillion Global Transportation Industry

27% Of All Global Shipping By Spend



$2.81
TRILLION
INDUSTRY*
WASTE

1 In 3 Trucks Are Empty

$984 Billion In Wasted Shipping Expense

141.5 Billion Empty Miles**

#1 Contributor to Global CO2 Emissions in 2022***

Source: UNCTAD, 2023

*Deloitte: Future of Freight, 2023
**America n Trucking Association, 2024
***Climate Watch, 2024

SemiCab

WE ARE
REVOLUTIONIZING FREIGHT

SemiCab is an award winning, AI enabled platform that is transforming global freight.

Our technology connects those that want to ship products with freight capacity **ON DEMAND** & in **REAL TIME**.

TRUSTED BY

INDUSTRY TRIES TO LEVERAGE BETTER AUTOMATION
SEMICAB DELIVERS REAL OPTIMIZATION

For the past 35+ years, global logistics has leveraged technology to automate the shipping process.

- This is a limited, incremental approach.
- This approach **DOES NOT** make the system more efficient.
- Existing solutions simply makes legacy human-driven processes faster.
- Assets are still deployed inefficiently, wasting time and money.

SemiCab's technology rebuilds the shipping process from the ground up.

- Our AI driven technology **TRANSFORMS** how the assets are deployed; how data flows.
- We optimized in real time, 24/7.
- Efficiency gains are enormous. Transformational vs. traditional metrics.
- Assets are deployed more productively; human involvement is minimized.


FAX
EMAIL
EDI
API
AI

SemiCab

WE ARE NOT A SMARTER DIGITAL BROKER

A faster version of the incumbent model will continue to fail.

Through the 1980s	1990s to Today
TRADITIONAL BROKERS	DIGITAL BROKERS
Manually match shippers and carriers	Reduce number of phone calls and lower brokerage fees
Allow shippers and carriers to focus on core business operations	Automate some logistics and shipping processes
Brokers Charge 15%-20%	Incentivize inefficient supply side dynamics that reinforce short-term geographic carrier shortages
C.H. ROBINSON, TCI, Mahindra Logistics	CONVOY, BLACKBUCK, Uber Freight

The problem every YEAR

1 in 3 miles driven empty

~4 Billion wasted labor hours

4.7% delivery error rates*

~1 Billion tons of CO2 are emitted each year

*Source: concise.io, 2024

SemiCab

RETHINKING THE SHIPPING NETWORK WITH COLLABORATIVE TRANSPORTATION & AI

- SemiCab delivers more efficient carrier routes by connecting loads and lanes
- We construct and reconstruct the shipping network continuously to optimize demand and supply at all times
- Trucks stay busy. Trucks stay full. Our AI eliminates 70%+ of empty miles

TRADITIONAL MODEL




SEMICAB
MODEL

OUR IMPACT

- ▼ Total Spend 10-15%
- ▼ Empty Miles 70%
- ▲ On-time Delivery 35%


<65% Utilization


Industry Leading
90% Utilization

SemiCab

COLLABORATION

+ PREDICTIVE OPTIMIZATION

Orchestrating Collaboration at Network Scale

Stress-tested across 500,000 Loads and 10,000 Domiciles

$100 Billion Annual Freight



BEFORE
BEFORE
AFTER
AFTER

SemiCab

$56 Million in potential annualized cost savings

LOAD ANALYSIS SUMMARY CASE STUDY:
$80B CPG COMPANY

LOAD EXECUTION (Jan – July 2024)	SemiCab PREDICTIVE OPTIMIZATION
173.5K Loads	77% Loads OPTIMIZED
143M Miles	11.7M Miles SAVED
$340M Transport Spend	$28.5M COST SAVING

SemiCab

WE ARE DOMAIN EXPERTS

The **SemiCab** team brings world- class industry experience in building and deploying transportation solutions at the largest companies in the world.

GLOBAL FOOTPRINT

ATLANTA
Leadership and development executive team

BANGALORE
20+ member in house development and support team

MUMBAI
India sales and client support



Ajesh Kapoor
Chief Executive Officer

An entrepreneurial leader from Georgia Tech and IIT with a track record of building market-driven products at companies like GT Nexus, Wipro Retail & Consumer Goods, and Infor; and successfully exiting his first startup – acquired by RedPrairie (now Blue Yonder).



Vivek Sehgal
Chief Product Officer

NITIE Mumbai graduate with deep expertise in designing and building innovative supply chain solutions at Google, i2 Technologies, Manhattan Associates, GE, and Home Depot.

COMPANIES

BlueYonder, GE, Google, Manhattan Associates, GT Nexus an Infor company, infor, wipro, The Home Depot

SemiCab

CORPORATE TIMELINE

From MVP to trusted Enterprise partner globally in less than 3 years.

$10MM ARR
100% +
Y/Y Growth

- JUL 2019 — ORACLE, BY
- MAY 2020 — Gartner COOL VENDOR 2020
- FEB 2021 — Staples
- APR 2021 — PEPSICO
- MAY 2021 — Fast Company WORLD CHANGING IDEAS 2021
- JUN 2021 — Food Logistics 2021 TOP GREEN PROVIDERS
- SEP 2021 — Deliverr
- SEP 2021 — Colgate
- DEC 2021 — 2021 GREEN AWARD
- FEB 2022 — hp
- MAY 2022 — Gartner COLLABORATIVE TRANSPORTATION PLATFORM
- JUL 2022
- JAN 2023 — INTERNATIONAL PAPER
- AUG 2024 — asianpaints

Initial Product Development	Pilot Customers	Scaling Commercial Adoption

SemiCab



INITIAL MARKETS SERVED

Contract Freight – Larger & Less Variability More Conducive to Network Efficiency Improvement



$340 Billion Total Contract TL

$60 Billion Total Spot TL

Perception bias benefit

Global recognition

Leverage US based Fortune 1000 customers

Mature capital markets to support accelerated growth



Indian $100B Total Contract TL

$100B Total Spot TL

NDFE creates ideal ecosystem, SemiCab is sole partner

Companies will quickly outsource 10%+ of shipping

Flexible labor and regulatory environment

SemiCab

NATIONAL DIGITAL FREIGHT EXCHANGE

Goal is to make India's supply chain efficient, resilient and globally competitive

Directly supports Indian's National Master Plan for Multi-modal Connectivity

15 company pilot in 2022. Grown from 20 to 35+ members in 18 months

Powered by SemiCab.

NDFE
National Digital Freight Exchange

KARAOKE

[is innovation]



singing machine®

KARAOKE
[history]

The leader in home karaoke

HEADQUARTERS. Fort Lauderdale, Florida



US

MARKET DOMINATING BRAND

For over 40 years, Singing Machine has dominated the home karaoke category

KEY STRATEGIC PARTNERSHIPS

Digital content support and technology supported by lead strategic investor, The Stingray Group, Inc.

WORLD-CLASS DISTRIBUTION CHANNELS

Major retailers, E-commerce platforms, Direct to Consumer

Walmart · TARGET · BEST BUY · BJ's · sam's club · COSTCO WHOLESALE · amazon

KARAOKE IS

[global]



STRONG DISTRIBUTION
EMERGING TERRITORY WITH LIMITED DISTRIBUTION
PROMISING MARKET FOR EXPANSION
NORTH AMERICA
UK
NORDIC COUNTRIES
EUROPE
HEADQUARTERS
SOUTH AMERICA
CHINA
JAPAN
KOREA
INDIA
AUSTRALIA

US
Walmart, Target, Best Buy, BJ's, sam's club, Costco Wholesale, amazon, macy's, NORDSTROM

UK
Costco Wholesale, Smyths, Argos

LATAM
Costco Wholesale

AUSTRALIA
JB HI-FI, Costco Wholesale

KARAOKE IS
[innovation]

Fully integrated Karaoke experience since 1982

1982
Singing Machine is incorporated as a subsidiary of Hal Roach Studios Inc.



1987
An investor group acquires Singing Machine

1994
Singing Machine becomes a public company. Ticker **SING**



2000
Singing Machine signs a merchandise licensing agreement with **MTV**



2002
Singing Machine introduces its revolutionizing first Karaoke Pedestal Series



2003
Singing Machine signs a merchandise licensing agreement with **NICKELODEON**



2006
Singing Machine signs a merchandise licensing agreement with **MGA-Bratz**



2008
SML385. Singing Machine introduces its revolutionary LED Series



2012
ISM1030. Singing Machine introduces its Bluetooth Pedestal Series



2014
HOME. Unique WiFi high fidelity karaoke system with built-in karaoke App



2016
CARNAVAL Singing Machine introduces its first Karaoke Download series



2017
KIDS. Friendly singalong systems for kids over 3 years old



2018
STUDIO + AUTOTUNE. Professional karaoke system with built-in Autotune software



2019
In partnership with acclaimed TV series **Carpool Karaoke with James Corden**



2020
WIFI SERIES. Professional WiFi Karaoke system with built-in karaoke licensed music App



2021
Sing Along CREW. Wearable plush with singalong features and adjustable straps



2022
CASTING SERIES. Cast your favorite Karaoke music to your HD TV



2023
WIFI. Professional WiFi Karaoke system with built-in karaoke licensed music App



2023
STUDIO + SUPREME. In collaboration with clothing and merchandising brand Supreme



2024
Sesame Street. Wearable plush with singalong features and adjustable straps



KARAOKE IS
[everywhere]

Fully integrated in-car experience

November 2025 Singing Machine announces Karaoke Microphone Partnership with BYD

- Singing Machine announced partnership into largest EV car maker, BYD, with fully-integrated karaoke microphones.
- Singing Machine and Stingray collaborate together to pair karaoke music content with hardware karaoke mics.



KARAOKE IS

[integration]

Fully integrated on-screen karaoke experience


STINGRAY
KARAOKE
I JUST CAME TO MY SENSES
I STAY IN ANOTHER DIMENSION
OUT YOUR MOUTH
SPIDER-VERSE
SAMSUNG

GENERAL

- Sleek design tailored to fit brand personality
- Customizable connection options to TV system

THE MIC MEANT FOR TVs

- Quick connect for instant singing
- Lowest latency solution
- Proprietary Pitch Lab™ Technology
- Feedback & noise cancellation

SINGING MACHINE & STINGRAY

- Hardware and software designed to work together to unlock feature-rich functionality
- Syncs with Stingray Karaoke content (v2)
- Gamification & Scoring (v2)
- Vocal Coaching (v2)
- Smart Pitch Shifting (v2)

KARAOKE IS

[technology]

Meet the next generation vocal magic

REAL TIME PITCH CORRECTION


x2
36 727
PERFECT
WRITE MY NAME IN THE SAND
TALK TO MYSELF FOR HOURS
0:06 / 3:05
Lead Vocals
Perfect Pitch
STINGRAY
KARAOKE



Always stay on Key with our NEW **PERFECT PITCH** feature

PERFECT PITCH

With our **proprietary real-time technology**, we're bringing you **real-time pitch correction**. This new firmware update to our DSP chip includes our newest **PERFECT PITCH** feature, designed to help correct a singer's voice to the lead melody of a song in **REAL-TIME.**

Please note

- This feature only works with Stingray Karaoke songs that are enabled for Scoring mode.
- This feature requires the latest Stingray Karaoke build that supports Perfect Pitch.
- Stingray team to provide GAMING apk for testing.